SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                       Eaton Vance Municipal Income Trust
                 Eaton Vance California Municipal Income Trust
                   Eaton Vance Florida Municipal Income Trust
                Eaton Vance Massachusetts Municipal Income Trust
                  Eaton Vance Michigan Municipal Income Trust
                 Eaton Vance New Jersey Municipal Income Trust
                  Eaton Vance New York Municipal Income Trust
                    Eaton Vance Ohio Municipal Income Trust
                Eaton Vance Pennsylvania Municipal Income Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
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(5)   Total fee paid:
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[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
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(2)   Form, Schedule or Registration Statement no.:
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(3)   Filing Party:
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(4)   Date Filed:
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

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                      EATON VANCE MASSACHUSETTS MUNICIPAL
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                       EATON VANCE MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOEM TRUST
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                           THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                                            January 31, 2002


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held with the Annual Meeting of each of the above funds (collectively the "Funds"), at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M. (Boston time).

     At this meeting you will be asked to consider the election of Trustees and you will have an opportunity to hear a report about your Fund. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                            Sincerely,


                                            /s/ Thomas J. Fetter
                                            Thomas J. Fetter
                                            President


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                       EATON VANCE MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                     EATON VANCE OHIO MUNICIPAL INCOME TRUST
                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Friday, March 22, 2002

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M. (Boston time), for the following purposes:

     1. To elect three Trustees of each Fund, one of whom shall be elected solely by the holders of a Fund's Auction Preferred Shares.

     2. To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on January 14, 2002 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                           By Order of each Board of Trustees


                                           /s/ Alan R. Dynner
                                           Alan R. Dynner
                                           Secretary

January 31, 2002
Boston, Massachusetts


IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                       EATON VANCE MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST


                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109



                                 PROXY STATEMENT


     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance California Municipal Income Trust (the "California Fund"), Eaton Vance Florida Municipal Income Trust (the "Florida Fund"), Eaton Vance Massachusetts Municipal Income Trust (the "Massachusetts Fund"), Eaton
Vance Michigan Municipal Income Trust (the "Michigan Fund"), Eaton Vance Municipal Income Trust (the "Municipal Fund"), Eaton Vance New Jersey Municipal Income Trust (the "New Jersey Fund"), Eaton Vance New York Municipal Income Trust (the "New York Fund"), Eaton Vance Ohio Municipal Income Trust (the "Ohio Fund") and Eaton Vance Pennsylvania Municipal Income Trust (the "Pennsylvania Fund") (collectively the "Funds"), to be held March 22, 2002 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about January 31, 2002.

     The Board of Trustees of each Fund has fixed the close of business January 14, 2002, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share ("Common Shares") and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on January 14, 2002 was as follows:

                                   No. of Common                 No. of APS
                                 Shares Outstanding          Shares Outstanding
Fund                              January 14, 2002           on January 14, 2002
----                              ----------------           -------------------

California Fund                       7,132,590                     2,360
Florida Fund                          4,229,355                     1,420
Massachusetts Fund                    2,599,669                       860
Michigan Fund                         2,085,196                       700
Municipal Fund                       16,431,886                     5,240
New Jersey Fund                       4,486,847                     1,520
New York Fund                         5,307,283                     1,780
Ohio Fund                             2,777,424                       940
Pennsylvania Fund                     2,663,243                       900

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     As of January 14, 2002, no shareholder beneficially owned more than 5% of the outstanding shares of a Fund. The Trustees and officers of each Fund, as a group, own beneficially less than 1% of the shares of each Fund.

     The Board of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes. The term of office of the Class III Trustees expires on the date of the 2002 Annual Meeting, and the term of office of the Class I and Class II Trustees will expire one and two years thereafter, respectively. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following three nominees. Each nominee is presently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The nominees for Class III Trustees to serve until the 2005 Annual Meeting are Norton H. Reamer, Lynn A. Stout and Jack L. Treynor. The Trustees serving until the 2003 Annual Meeting are Jessica M. Bibliowicz and Donald R. Dwight. The Trustees serving until the 2004 Annual Meeting are James B. Hawkes and Samuel L. Hayes, III. The Trustees whose names are followed by (A) are also APS Share Trustees.

     The nominees and Trustees and their principal occupations for at least the last five years are as follows. The Trustee whose name is followed by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of Eaton Vance Business Trust ("EVBT"), which owns all the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC, EVBT and their affiliates are sometimes referred to collectively as the "EVC organization".) The Trustee whose name is followed by two asterisks (**) is an "interested person" because of her affiliation with a brokerage firm.

     Under the terms of each Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect one Trustee of each Fund at the Meetings. Norton H. Reamer has been nominated for election by the holders of the APS of each Fund. The By-Laws further provide for the election of the other nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative.

                                    TRUSTEES

                                                                                                      Number of
                                                                                                      Portfolios
                                             Term of                                                   in Fund           Other
                            Position(s)     Office and                                                 Complex       Directorships
Name, Address                Held with       Length ofd     Principal Occupations                      Overseen         Held by
and Age                        Fund         Time Served     During Past Five Years                    by Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                        (FOR TRUSTEES NOMINATED FOR ELECTION IN 2002:)

Norton H. Reamer (A)          Trustee       Until 2005;     Chairman and Chief Operating Officer,         85              None
One International Place                     3 years         Hellman, Jordan Management Co., Inc. (an
Boston, MA  02110                                           investment management company) (since
Age:  66                                                    November 2000). President, Unicorn
APS Share Nominee                                           Corporation (an investment and financial
                                                            advisory services company) (since
                                                            September 2000).  Previously, Chairman of
                                                            the Board and Chief Executive Officer,
                                                            United Asset Management Corporation (a
                                                            holding company owning institutional
                                                            investment management firms).  Previously
                                                            he also served as Chairman, President and
                                                            Director, UAM Funds (mutual funds).

Lynn A. Stout                 Trustee       Until 2005;     Professor of Law, University of California     81            None
405 Hilgard Avenue                          3 Years         at Los Angeles, School of Law (since July
Los Angeles, CA  90095                                      2001).  Formerly, Professor of Law,
Age:  44                                                    Georgetown University Law Center.

Jack L. Treynor               Trustee       Until 2005;     Investment Advisor and Consultant.             82            None
504 Via Almar                               3 years
Palos Verdes Estates,
CA  90274
Age:  71

                                                  (OTHER CURRENT TRUSTEES:)

Jessica M. Bibliowicz**       Trustee       Until 2003;     President and Chief Executive Officer of       80            None
787 Seventh Avenue                          3 years         National Financial Partners (a financial
New York, NY  10019                                         services company) (since April 1999).
Age:  42                                                    Formerly President and Chief Operating
                                                            Officer of John A. Levin & Co. (a
                                                            registered investment advisor) (July
                                                            1997 to April 1999) and a Director of
                                                            Baker, Fentress & Company which owns
                                                            John A. Levin & Co. (July 1997 to April
                                                            1999).  Prior thereto, Executive Vice
                                                            President of Smith Barney Mutual Funds.

Donald R. Dwight              Trustee       Until 2003;     President of Dwight Partners, Inc. (a          85        Trustee/
16 Clover Mill Lane                         3 years         corporate relations and communications                   Director of the
Lyme, NH  03768                                             company).                                                Royce Funds
Age:  70                                                                                                             (mutual funds).


                                       3

                                                                                                      Number of
                                                                                                      Portfolios
                                             Term of                                                   in Fund           Other
                            Position(s)     Office and                                                 Complex       Directorships
Name, Address                Held with       Length ofd     Principal Occupations                      Overseen         Held by
and Age                        Fund         Time Served     During Past Five Years                    by Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------

Samuel L. Hayes, III (A)      Trustee       Until 2004;     Jacob H. Schiff Professor of Investment        85     Director of
345 Nahatan Road                            3 years         Banking Emeritus, Harvard University                  Tiffany & Co
Westwood, MA  02090                                         Graduate School of Business Administration            (specialty
Age:  66                                                                                                          retailer) and
                                                                                                                  Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company).

James B. Hawkes*              President     Until 2004;     Chairman, President and Chief Executive        85            None
255 State Street              and Trustee   3 years         Officer of EVM, EVC, EVBT and EV.
Boston, MA  02109
Age:  60

     The following table shows the dollar range of shares beneficially owned by each Trustee in a Fund and the Eaton Vance complex of funds:

                                                Aggregate Dollar Range of Equity
                                                       Securities in all
                         Dollar Range of               Eaton Vance funds
Name of Trustee          Fund Shares Held              Overseen by Trustee
--------------------------------------------------------------------------------
Lynn A. Stout                  -0-                     $50,001 - $100,000*
Jack L. Treynor                -0-                          $1 - $10,000
Donald R. Dwight               -0-                        Over $100,000*
Samuel L. Hayes          Over $100,000**                  Over $100,000*
Norton H. Reamer               -0-                        Over $100,000
James B. Hawkes          Over $100,000***                 Over $100,000
Jessica M. Bibliowicz          -0-                     $10,001 - $50,000

*    Includes shares held in trustee deferred compensation plan.

** Reported figure includes 10,000 shares of the Massachusetts Fund held in trust for the benefit of a family member not sharing the same household as Mr. Hayes. Mr. Hayes' spouse serves as one of the trustees of said trust.

***  Shares held in the Municipal Fund.

     During the fiscal year ended November 30, 2001, the Trustees of each Fund met eight times, the Special Committee met four times, the Audit Committee met twice and the Nominating Committee met once. Each Fund's Trustees listed above attended at least 75% of such Board and committee meetings on which he or she serves.

     The Nominating Committee of the Board of Trustees of each Fund is comprised of all the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Board will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of each Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any), and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

     Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of each Fund. Each member is independent of the Fund, as defined by the New York Stock Exchange and American Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of each Fund. Each Fund's Board of Trustees has adopted a written charter for its Audit Committee. A copy of the Audit Committee's charter was included as an appendix to the Funds' proxy statement used in connection with the Funds' Annual Meeting of Shareholders held on March 23, 2001. Set forth below under "Additional Information" is the Audit Committee's Report for each Fund.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance organization will be paid by the Funds. For the fiscal year ended November 30, 2001, the noninterested Trustees of the Funds earned the following compensation in their capacities as Trustees of the Funds, and for the year ended December 31, 2001 earned the following compensation in their capacities as Trustees of the registered investment companies in the Eaton Vance fund complex(1):

                   Jessica M.  Donald R. Samuel L.   Norton H.  Lynn A.  Jack L.
                   Bibliowicz  Dwight    Hayes, III  Reamer     Stout    Treynor
                   ----------  --------- ----------  ---------  -------  -------
California Fund    $  1,385   $  1,640   $  1,663  $  1,610  $  1,672   $  1,643
Florida Fund          1,034      1,358      1,360     1,330     1,355      1,311
Massachusetts Fund      390        316        340       313       357        374
Michigan Fund           390        316        340       313       357        374
Municipal Fund        2,477      2,524      2,615     2,486     2,671      2,692
New Jersey Fund       1,034      1,358      1,360     1,330     1,355      1,311
New York Fund         1,034      1,358      1,360     1,330     1,355      1,311
Ohio Fund               390        316        340       313       357        374
Pennsylvania Fund       390        316        340       313       357        374
Total Compensation
 from Fund Complex  160,000    162,500(2) 170,000   160,000   160,000(3) 170,000

(1) As of December 1, 2001, the Eaton Vance fund complex consisted of 85 registered investment companies or series thereof.
(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a Trustee retirement plan.

     Trustees shall be elected by the affirmative vote of a majority of a Fund's applicable shares voting at the Annual Meeting.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE THREE NOMINEES TO THEIR FUND'S CLASS III TRUSTEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC, Inc., Attention: Mr. Joseph P. Lundbohm, P.O. Box 8030, Boston, MA 02266.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. Each Fund's Audit Committee reviewed and discussed the audited financial statements with Fund management. Each Fund's Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Each Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended November 30, 2001 for filing with the Securities and Exchange Commission.

                                             Jack L. Treynor, Chairman
                                             Donald R. Dwight
                                             Norton H. Reamer

AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent certified public accountants of each Fund. Deloitte is expected to be represented at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. For the most recent fiscal year, the Funds paid an aggregate of $346,120 in professional fees (ranging from $33,035 to $58,549 per Fund), including audit fees, to their auditors, Deloitte. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2001 were $1,162,903. The Audit Committee and Board of Trustees of each Fund are aware that Deloitte provides services to the Eaton Vance organization.

OFFICERS OF THE FUND. The officers of the Funds, with their ages indicated in parenthesis, are as follows (unless otherwise indicated, each of the Fund officers listed holds the same office with each Fund): Thomas J. Fetter (58), President of each Fund and Portfolio Manager of the New York Fund and the Ohio Fund, and Vice President of Eaton Vance; James B. Hawkes (60), Vice President; William H. Ahern (42), Vice President and Portfolio Manager of the Michigan Fund, and Vice President of Eaton Vance; Cynthia J. Clemson (38), Vice President and Portfolio Manager of the California Fund, the Florida Fund and the Pennsylvania Fund, and Vice President of Eaton Vance; Robert B. MacIntosh (45), Vice President of each Fund and Portfolio Manager of the Massachusetts Fund and the New Jersey Fund, and Vice President of Eaton Vance; Thomas M. Metzold, (43),

Vice President and Portfolio Manager of the Municipal Fund, and Vice President of Eaton Vance; Alan R. Dynner (61), Secretary, and Vice President and Secretary of Eaton Vance; James L. O'Connor (56), Treasurer, and Vice President of Eaton Vance; Kristin S. Anagnost (36), Assistant Treasurer of the California Fund, the Florida Fund, the Massachusetts Fund, the New Jersey Fund and the Ohio Fund, and Assistant Vice President of Eaton Vance; William J. Austin, Jr. (50), Assistant Treasurer of the Michigan Fund and the Pennsylvania Fund, and Assistant Vice President of Eaton Vance; Barbara E. Campbell (44), Assistant Treasurer, and Vice President of Eaton Vance; Janet E. Sanders (66), Assistant Treasurer and Assistant Secretary, and Vice President of Eaton Vance; and A. John Murphy (39), Assistant Secretary, and Vice President of Eaton Vance. All of the officers of the Funds have been employed by Eaton Vance or their predecessors for more than five years except Ms. Anagnost who was a manager at Chase Global Funds Services Company prior to January 12, 1998. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of each Fund will benefit from the advisory and administration fees paid by a Fund to Eaton Vance.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Samuel L. Hayes, III, Trustee, did not file one report required to be filed under Section 16(a) of the Securities Exchange Act of 1934 regarding the purchase of shares of the Massachusetts Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC, Inc., or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC, Inc., or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs per Fund are $18,000 for the Municipal Fund and $6,500 for each other Fund.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by March 22, 2002, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     A copy of a Fund's Annual or Semi-Annual Report will be furnished without charge to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o PFPC, Inc., Attn: Mr. Joseph P. Lundbohm, P.O. Box 8030, Boston, MA 02266, or call 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at a Fund's 2003 Annual Meeting of Shareholders must be received at the Fund's principal office no later than October 1, 2002 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.



January 31, 2002

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES

     The  undersigned  holder of Common Shares of Eaton Vance  Municipal  Income
Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.       To elect two Trustees of the Fund as follows:
         Nominees:  (01)  Lynn A. Stout and
                    (02)  Jack L. Treynor


          FOR                           WITHHELD
          ALL        [ ]        [ ]     FROM ALL
        NOMINEES                        NOMINEES

[ ]     -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)




                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT        [  ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 22, 2002
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 22, 2002 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.  To elect three Trustees of the Fund as follows:

    (a) Election of one Trustee to
        represent Auction Preferred Shares.
        Nominee:  Norton H. Reamer

          FOR                           WITHHELD
        NOMINEE       [  ]   [  ]         FROM
                                        NOMINEE

    (b) Election of two Trustees
        to represent all shareholders.
        Nominees:  (01) Lynn A. Stout and
                   (02)  Jack L. Treynor

          FOR                           WITHHELD
          ALL         [  ]   [  ]       FROM ALL
        NOMINEES                        NOMINEES


[  ]    ---------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above:)



                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [  ]

                            MARK HERE FOR COMMENT AND NOTE AT LEFT          [  ]



                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________  Date:_________  Signature:_____________  Date:_________